Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HPSC, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rene Lefebvre, Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2003 (the last date of the period covered by the Report).

/s/ Rene Lefebvre	Dated: August 13, 2003
Rene Lefebvre
Chief Financial Officer